                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported): May 7, 1998 (May 6, 1998)


                                 GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          TEXAS                         1-8226                  74-2144774
(STATE OF INCORPORATION)         (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



                        10370 RICHMOND AVENUE, SUITE 600
                            HOUSTON, TEXAS 77042-4136
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                 (713) 435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

NOTICE OF CERTAIN PROPOSED UNREGISTERED OFFERINGS UNDER RULE 135C

         On May 6, 1998, Grey Wolf, Inc., a Texas corporation (the "Company") announced that the Company proposes to make an offering of $75.0 million of senior notes due 2007 with anticipated interest at 8-7/8% per annum (the "Notes") pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Notes offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

         Exhibit 99.1   Grey Wolf, Inc. Press Release, dated May 6, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 1998


                                              GREY WOLF, INC.

                                              /s/ DAVID W. WEHLMANN
                                              ----------------------------------
                                              David W. Wehlmann,
                                              Senior Vice President,
                                              Chief Financial Officer and
                                              Secretary

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

  99.1    Grey Wolf, Inc. Press Release, dated May 6, 1998.


                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE

                                                  Contact: John D. Peterson, Jr.
                                               Vice President-Investor Relations

                                 AMEX SYMBOL: GW

FOR IMMEDIATE RELEASE: HOUSTON, TEXAS - MAY 6, 1998, GREY WOLF, INC. ANNOUNCES ANTICIPATED SENIOR NOTES OFFERING.

Houston, Texas, May 6, 1998--Grey Wolf, Inc. ("Grey Wolf" or the "Company") (AMEX-GW) announced today that the Company proposes to make an offering of $75 million of senior notes due June 2007 with anticipated interest at 8-7/8% per annum. The senior notes will be offered under Rule 144A and Regulation S under the Securities Act of 1933. The senior notes offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Grey Wolf, Inc., headquartered in Houston, Texas, is a leading provider of contract oil and gas rig land drilling services in the United States and Venezuela with a total drilling rig fleet of 126.










GREY WOLF, INC.
10370 Richmond Avenue - Suite 600 - Houston, Texas 77042-4136
(713) 435-6100 - Fax (713) 435-6170